CSFB 05-5

Group 10

Pay rules

1.

Pay according to the aggregate PAC schedule A as follows:

a.

Concurrently:

i.

50% allocated sequentially as follows:

1.

Pay pro-rata to the10P1-10P9 until retired

2.

Pay pro-rata to the 10R1-10R5 until retired

3.

Pay to the 10R6 until retired

ii.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 10T1-10T9 until retired

2.

Pay pro-rata to the 10C1-10C5 until retired

3.

Pay to the 10C6 until retired

2.

Pay the 10C7 until retired

3.

Pay disregarding the aggregate PAC schedule A as follows:

a.

Concurrently:

i.

50% allocated sequentially as follows:

1.

Pay pro-rata to the10P1-10P9 until retired

2.

Pay pro-rata to the 10R1-10R5 until retired

3.

Pay to the 10R6 until retired

ii.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 10T1-10T9 until retired

2.

Pay pro-rata to the 10C1-10C5 until retired

3.

Pay to the 10C6 until retired

Notes

Pxing Speed = 300PSA

Notional Classes:

10I1 = notional with (10P1-10P9)

10I2 = notional with (10T1-10T9)

Settlement = 5/31/05